UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a–12

China Recycling Energy Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA RECYCLING ENERGY CORPORATION

12/F, Tower A

Chang An International Building

No. 88 Nan Guan Zheng Jie

Xi’an City, Shaanxi Province

China 710068

April 29, 2016

Dear Stockholder:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders of China Recycling Energy Corporation, a Nevada corporation, to be held at our principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China on June 27, 2016, at 10:00 a.m. local time.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting. Our directors, officers, and representatives of our independent registered public accounting firm will be present to respond to appropriate questions from stockholders.

Please mark, date, sign and return your proxy card in the enclosed envelope by following the instructions on the proxy card at your earliest convenience. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

Sincerely,

/s/ Guohua Ku

Guohua Ku

Chief Executive Officer and

Chairman of the Board of Directors

CHINA RECYCLING ENERGY CORPORATION

12/F, Tower A

Chang An International Building

No. 88 Nan Guan Zheng Jie

Xi’an City, Shaanxi Province

China 710068

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 27, 2016

NOTICE HEREBY IS GIVEN that the 2016 Annual Meeting of Stockholders of China Recycling Energy Corporation, a Nevada corporation, will be held at our principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China on June 27, 2016, at 10:00 a.m. local time, to consider and act upon the following:

1.	To elect five directors, each to serve until the 2017 Annual Meeting of Stockholders;

2.	To ratify the appointment of MJF and Associates, APC as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	To conduct an advisory vote on the compensation of our named executive officers; and

4.	To transact such other business as properly may come before the annual meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on April 28, 2016 are entitled to receive notice of and to vote at the 2016 Annual Meeting and any adjournments thereof.

By Order of the Board of Directors.

/s/ Guohua Ku

Chief Executive Officer and Chairman of the Board of Directors

Xi’an City, Shaanxi Province, China

April 29, 2016

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on June 27, 2016:

Whether or not you plan to attend OUR 2016 Annual Meeting of STOCKHOLDERS, your vote is important. PLEASE READ THE ATTACHED PROXY STATEMENT AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE–PAID ENVELOPE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU ATTEND OUR 2016 ANNUAL MEETING of STOCKHOLDERS, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

CHINA RECYCLING ENERGY CORPORATION

12/F, Tower A

Chang An International Building

No. 88 Nan Guan Zheng Jie

Xi’an City, Shaanxi Province

China 710068

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 27, 2016

We are furnishing this Proxy Statement to the stockholders of China Recycling Energy Corporation in connection with the solicitation, by the Board of Directors of China Recycling Energy Corporation (the “Board”),of proxies to be voted at our 2016 Annual Meeting of Stockholders to be held at our principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China, on June 27, 2016, at 10:00 a.m. local time, and at any adjournments or postponements of the meeting.

When used in this Proxy Statement, the terms “we,” “us,” “our,” the “Company” and “CREG” refer to China Recycling Energy Corporation, a Nevada corporation, and its wholly-owned subsidiary, Sifang Holdings Co., Ltd., and Sifang Holdings Co., Ltd.’s wholly-owned subsidiaries, Huahong New Energy Technology Co., Ltd. (“Huahong”) and Shanghai TCH Energy Technology Co., Ltd. and Shanghai TCH Energy Technology Co., Ltd’s wholly-owned subsidiary, Xi’an TCH Energy Technology Co., Ltd., and Xi’an TCH’s wholly-owned subsidiary Erdos TCH Energy Saving Development Co., Ltd. (“Erdos TCH”), Zhong Xun Energy Investment (Beijing) Co., Ltd. (“Zong xun”) and Xi’an TCH’s 90% owned subsidiary Xi’an Zhonghong New Energy Technology Co., Ltd. “China” and the “PRC” refer to the People’s Republic of China, excluding, for the purposes of this Proxy Statement, Hong Kong, Macau and Taiwan.

The date on which we are first sending this Proxy Statement and form of proxy card to our stockholders is on or about May 4, 2016.

This Proxy Statement, our Annual Report on Form 10-K, for fiscal year ended December 31, 2015, and other proxy materials, including the Proxy Card and the Notice of Annual Meeting, are available online at http://www.sec.gov/edgar.shtml. Directions to our 2016 Annual Meeting of Stockholders are available by calling +86-29-8769-1097.

ABOUT THE 2016 Annual Meeting

General: Date, Time and Place

We are providing this Proxy Statement to you in connection with the solicitation, on behalf of our Board, of proxies to be voted at our 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) or any postponement or adjournment of that meeting. The 2016 Annual Meeting will held on June 27, 2016, at 10:00 a.m. local time at our principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

Matters to be Considered and Voted Upon

At the 2016 Annual Meeting, stockholders will be asked to consider and vote (i) to elect the nominees named herein as directors, (ii) to ratify the selection of our independent registered public accounting firm, and (iii) to conduct an advisory vote on the compensation of our named executive officers. The Board does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

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Record Date; Stock Outstanding and Entitled to Vote

Our Board has established April 28, 2016 as the record date. Only holders of shares of the Company’s common stock, par value $.001 per share (“Common Stock”), as of the record date are entitled to notice of, and to vote at, the 2016 Annual Meeting. Each share of common stock entitles the holder thereof to one vote per share on each matter presented to our stockholders for approval at the 2016 Annual Meeting. At the close of business on April 25, 2016, we had 83,084,035 shares of common stock outstanding. We expect the same number of shares to be outstanding as of the record date.

Quorum; Required Vote

A quorum of stockholders is required for the transaction of business at the 2016 Annual Meeting. The presence of at least one-third of all of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Votes cast by proxy or in person at the 2016 Annual Meeting will be tabulated by an election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the 2016 Annual Meeting.

Assuming that a quorum is present, our stockholders may take action at the annual meeting with the votes described below.

Election of Directors.  Under Nevada law and the Fourth Amended and Restated Bylaws of the Company (“Bylaws”), the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Stockholders do not have any rights to cumulate their votes in the election of directors. Abstentions and broker non-votes will not be counted toward a nominee’s total.

Ratification of the selection of MJF and Associates, APC as our independent registered public accounting firm.  The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to ratify the selection of MJF and Associates, APC as our independent registered public accounting firm. Abstentions and broker non-votes will have the effect of a vote “against” the ratification of the appointment of MJF and Associates, APC as our independent registered public accounting firm.

Non-binding advisory vote regarding the compensation of our named executive officers.  The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to approve the compensation of our named executive officers. Abstentions and broker non-votes will not be counted as votes approving the compensation of our named executive officers.

Abstentions and Broker Non-Votes

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine,” the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Rules that govern how brokers vote your shares have recently changed. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may no longer use discretionary authority to vote your shares on any of the matters to be considered at the 2016 Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

Voting Procedure; Voting of Proxies; Revocation of Proxies

If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the 2016 Annual Meeting or vote by proxy using the accompanying proxy card. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the 2016 Annual Meeting and vote in person even if you have already voted by proxy.

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By Internet – stockholders may vote on the internet by logging on to www.proxyvote.com and following the instructions given.

By Telephone – stockholders may vote by calling 1-800-690-6903 (toll-free) with a touch tone telephone and following the recorded instructions.

By Mail – stockholders must request a paper copy of the proxy materials to receive a proxy card and follow the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging onto www.proxyvote.com and following the instructions given. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. In the alternative, the proxy card can be mailed directly to the Company: Mr. Jackie Shi, Chief Financial Officer, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

If you vote by telephone or via the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 P.M. Eastern Time on Sunday, June 26, 2016.

In Person - stockholders may vote in person at the 2016 Annual Meeting. To vote in person, come to the 2016 Annual Meeting and we will give you a ballot when you arrive. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the 2016 Annual Meeting.

Please note that the notice letter you received directing you to the website at which the proxy materials are available is not the proxy card and should not be used to submit your vote.

If you do not return a signed proxy card and do not attend the meeting and vote in person, your shares will not be voted. Shares of our common stock represented by properly executed proxies that are received by us and are not revoked will be voted at the 2016 Annual Meeting in accordance with the instructions contained therein. If you return a signed and dated proxy card and instructions are not given, such proxies will be voted FOR election of each nominee for director named herein, FOR ratification of the selection of MJF and Associates, APC as our independent registered public accounting firm, and FOR approval of the compensation of our named executive officers described in this Proxy Statement. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the 2016 Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”).

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the 2016 Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. If you wish to attend the 2016 Annual Meeting and vote in person, you will need to contact your broker, bank or nominee to obtain a legal proxy.

Your proxy is revocable at any time before it is voted at the 2016 Annual Meeting in any of the following three ways:

1.  You may submit another properly completed proxy bearing a later date.

2.  You may send a written notice that you are revoking your proxy to Mr. Jackie Shi, our Chief Financial Officer, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

3. You may attend the annual meeting and vote in person. However, simply attending the annual meeting will not, by itself, revoke your proxy.

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Dissenters’ Right of Appraisal

Stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the 2016 Annual Meeting.

Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Householding

SEC rules permit us to deliver a single proxy statement and annual report to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and annual report to any stockholder at the shared address to which a single copy of those documents were delivered. If you prefer to receive separate copies of the proxy statement and annual report, contact Mr. Jackie Shi, our Chief Financial Officer, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

Stockholder List

For at least ten days prior to the meeting, a list of stockholders entitled to vote at the 2016 Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the 2016 Annual Meeting, during ordinary business hours at our principal executive offices. The list will also be available for examination at the 2016 Annual Meeting.

Other Business

The Board is not aware of any other matters to be presented at the 2016 Annual Meeting other than those mentioned in this Proxy Statement and our accompanying Notice of Annual Meeting of Stockholders. If, however, any other matters properly come before the 2016 Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Proposals of Stockholders for 2017 Annual Meeting

Stockholder proposals will be considered for inclusion in the proxy statement for the 2017 Annual Meeting in accordance with Rule 14a-8 under Securities Exchange Act of 1934, as amended (the “Exchange Act”), if they are received by the Company, on or before January 4, 2017.

Stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on our books, of the stockholder proposing such business, (iii) the class and number of shares of CREG, which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

A stockholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of CREG, which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected).

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Proposals and notices of intention to present proposals at the 2017 Annual Meeting should be addressed to our Mr. Jackie Shi, our Chief Financial Officer, at our principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

A copy of the full text of the provisions of our Bylaws, as amended, dealing with stockholder proposals is available to stockholders from our Secretary upon written request and an electronic copy of is available at the SEC’s website located at www.sec.gov.

Voting Results of 2016 Annual Meeting

Voting results will be published in a Current Report on Form 8-K issued by us within four (4) business days following the annual meeting.

PROPOSAL 1— ELECTION OF DIRECTORS

Nominees

Our Bylaws provide that the Board shall consist of not less than three (3) nor more than eleven (11) directors. Our Board has fixed the number of directors to be elected at the 2016 Annual Meeting at five (5). Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) will serve for the remainder of the one year term in which the vacancy occurred and until the director’s successor is elected and qualified.

Our Board currently consists of five (5) members. Our current directors will stand for re-election at the 2016 Annual Meeting. Four of the nominees were previously elected by our stockholders at the 2015 Annual Meeting. One nominee, Ms. LuLu Sun will stand for election for the first time.

If elected as a director at the 2016 Annual Meeting, each of the nominees would serve a one-year term expiring at the 2017 Annual Meeting of Stockholders and until his successor has been duly elected and qualified. Biographical information regarding each of the nominees is set forth below. No family relationships exist among any of our director nominees or executive officers.

Each of the nominees has consented to serve as a director if elected. If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Executive Officers and Directors

The following table sets forth certain information regarding our executive officers and director nominees as of April 25, 2016:

Name	Age	Position
Guohua Ku	54	Chief Executive Officer, Director and Chairman of the Board
Jackie (Yongjiang) Shi	42	Chief Financial Officer and Secretary
Yulong Ding	54	Director (Independent)
Geyun Wang	49	Director , Vice President
Cangsang Huang	38	Director (Independent)
LuLu Sun	38	Director (Independent)

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Mr. Guohua Ku was appointed as a director and Chief Executive Officer as of December 10, 2008. He was elected Chairman of the Board as of April 1, 2009. Prior to joining the Company, Mr. Ku served as a Senior Engineer for Yingfeng Technology from 2003 to 2007. From 1979 to 2003, Mr. Ku served in multiple capacities for Shaanxi Blast Air Blower (Group) Co., Ltd., with his last position serving as a Senior Engineer. Mr. Ku’s experience as our Chief Executive Officer, as well as Chairman of the Board, and extensive scientific and operational knowledge and expertise qualifies him to serve as Chairman of the Board and led the Board to conclude that he should be nominated to serve another term as a director.

Mr. Jackie Shi was appointed as the Chief Financial Officer and Secretary of the Company in May 2015. He studied professional accounting in University of New South Wales, Australia from 2001 to 2003, and was awarded his master degree of finance in 2003. He studied public administration at Northwest University of China from 1994 to 1998, and obtained his bachelor degree of law in 1998. Mr. Shi joined Xi’an TCH in 2014 as a VP of Finance and he previously worked as the Director of Investor Relations for Xilan Natural Gas Group from 2005 to 2014. Before that, Mr. Shi worked as the Deputy Financial Manager for a four-star hotel in Sydney, Australia from 2003 to 2004, and worked as an assistant to CEO in Shaanxi Qinjing Industrial and Commercial Company from 1998 to 2000.

Mr. Yulong Ding was elected as a director at the 2014 Annual Meeting, and currently serves in instructional and leadership roles at the University of Birmingham (England) since October 2013 where he has served as (i) Director of the Birmingham Centre for Thermal Energy Storage and Birmingham Centre for Cryogenic Energy Storage (October 2013 – present), (ii) Professor of Chemical Engineering (October 2013 – present), and (iii) Highview-Royal Academy of Engineering Professor of Cryogenic Energy Storage (March 2014 – present). Prior to his time at the University of Birmingham, Mr. Ding served as a professor and director of Particle Science & Engineering at the at the University of Leeds, and director of joint energy storage research institute between University of Leeds and Institute of Process Engineering of Chinese Academy of Sciences.

Mr. Geyun Wang was elected as a director at the 2014 Annual Meeting, and he also serves as a Vice President of the Company. Mr. Wang is responsible for the procurement of engineering equipment and tendering for project construction, as well as supervision of installation and commissioning for EPC projects. Mr. Wang was the Deputy General Manager of our subsidiary Xi'an TCH Energy Technology Co., Ltd. between 2007 and 2015 and he was appointed as a Vice President of the Company in 2015 Prior to this position, From 2001 to 2007, Mr. Wang served as the Vice President of Sales of Shaanxi Baoji Hongguang Iron & Steel Co., Ltd., where he was responsible for sales of steel products. Mr. Wang received his bachelor degree from Northwestern Polytechnical University in 1988. Mr. Wang’s extensive project construction and management experience, as well as his extensive industry and market expertise, qualifies him to serve on our Board and led the Board to conclude that he should be nominated as a director.

Mr. Cangsang Huang was appointed as a director on March 31, 2015 by the Board to fill the vacancy due to the resignation of Mr. Chungui Shi. Mr. Huang was also appointed as a member of the Corporate Governance and Nominating Committee, the Audit Committee and Compensation Committee of the Board. Mr. Huang has served as Chief Financial Officer of SouFun Holdings Limited (NYSE: SFUN) since January, 2016 and he was the Deputy CFO of SouFun Holdings from October 2015 to January 2016. Mr. Huang has served as Chief Financial Officer ("CFO") and Principal Accounting Officer of China Housing and Land Development, Inc. ("China Housing") from June 2009 to December 2014 and he was the assistant CFO of China Housing from October 2008 to June 2009. From 2007 to 2008, Mr. Huang worked for Collins Stewart LLC in New York City and from 2006 to 2007, Mr. Huang worked for Cantor Fitzgerald & Co. in New York City. From 2001 to 2004, Mr. Huang worked as a project manager at China Communication Construction Company Limited in Guangzhou, China. Mr. Huang received his bachelor degree in economics from Shanghai Maritime University in 2001 in Shanghai, China and his master's degree in statistics from Columbia University in 2006 in New York City. Mr. Huang's extensive experience in financing and accounting as well as with a U.S. listed Chinese company qualifies him to serve on our Board and led the Board to conclude that he should be nominated as a director.

Ms. LuLu Sun was appointed as a director on August 5, 2015 by the board to fill the vacancy due to the resignation of Mr. Albert McLelland. Ms. Sun serves as Marketing Director for Net Engine Power Tech. Ltd. Co. in China from June 2013 to present and she was the New Media Business Development Director for Rayli Magazine in China from June 2009 to May 2013. From July 2002 to May 2009, Ms. Sun was the Business Development Project Manager for Sina Mobile in China. Ms. Sun's extensive experience in marketing and business development in China qualifies her to serve on our Board and led the Board to conclude that she should be nominated as a director.

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Mr. Xiaoshan He was appointed as the Vice President in March 2015. He studied securities investment and management at Southwest University of Finance and Economics (in China) from 1992 to 1996 and received his for bachelor degree in 1996. Mr. He joined our subsidiary Xi’an TCH in 2007 and was in charge of marketing and administration. He previously worked as the Manager for Yilong Service Branch, Nanchong Business Department of Hexing Securities from 2002 to 2006, worked as the Head of Asset Management Department for Nanchong Business Department of Hexing Securities from 1999 to 2002, worked as a clerk in Sales Department of Sichuan Nanchong Trust Investment Company for two years from 2003 to 2005, and worked as a future broker for Chengdu Xing Xin Futures Co., Ltd. from 2006 to 2007.

Mr. Bohan Zhang was appointed as the Vice President in charge of Accounting in March, 2015. Mr. Zhang studied accounting for tertiary education at Xi’an Technology Institute in Xi'an China from 1987 to 1990 and studied and majored in accounting from 1995 to 1998 at Northwest University of China and obtained his bachelor degree in 1998. Mr. Zhang attended the SOX404 internal control training and US GAAP training held by PWC Singapore. Mr. Zhang joined our subsidiary Xi’an TCH in 2007 as the head of its Finance and Accounting Department. Mr. Zhang previously worked as the Financial Manager for Xi’an Dapeng Biological Technology Co., Ltd. from 2000 to 2007 and worked as the Financial Manager for a wholly foreign-owned enterprise, Xi'an Tipco Food Co., Ltd. for four years from 1996-2000. Mr. Zhang worked in the Finance and Accounting Department for a large state-owned enterprise, Northwest Medical Equipment Factory, from 1990 to 1995.

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

There are no arrangements or understandings pursuant to which our directors are selected or nominated.

The Board recommends that the stockholders vote “FOR” the election of each of the director nominees named in this proxy statement.

CORPORATE GOVERNANCE

Leadership Structure and Role in Risk Oversight

The Company’s current board leadership structure separates the board chair and principal executive officer roles into two positions. Mr. Ku has served as both Chairman of the Board and CEO of the Company since April 1, 2009. Our Board continues to believe there are important advantages to Mr. Ku serving in both roles at this time. Mr. Ku is the director most familiar with our business and industry and is best situated to propose Board agendas and lead Board discussions on important matters. Mr. Ku provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Another advantage is the clarity of leadership provided by one person representing us to employees, stockholders and other stakeholders. The Board has not named a lead independent director.

Our Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company. In addition, the Audit Committee assists the Board in its oversight of our risk assessment and risk management policies. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. In recommending proposed nominees to the full Board, the Corporate Governance and Nominating Committee is charged with building and maintaining a board that has an ideal mix of talent and experience to achieve our business objectives in the current environment. In particular, the Corporate Governance and Nominating Committee is focused on relevant subject matter expertise, depth of knowledge in key areas that are important to us, and diversity of thought, background, perspective and experience so as to facilitate robust debate and broad thinking on strategies and tactics pursued by us.

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Director Independence

Yulong Ding, LuLu Sun and Cangsang Huang are our only non-employee directors, and our Board has determined that each of them is independent pursuant to the listing rules of NASDAQ. All of the members of each of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are independent as defined in NASDAQ Rule 5605(a)(2). As required under applicable NASDAQ listing standards, in the 2015 fiscal year, our independent directors met 2 times in regularly scheduled executive sessions at which only our independent directors were present.

Board Meetings and Committee Meeting; Annual Meeting Attendance

During the year ended December 31, 2015, the Board held 8 meetings and acted through unanimous consent on 8 different occasions. In addition, the Audit Committee held 4 meetings; the Corporate Governance and Nominating Committee held 1 meeting; and the Compensation Committee held 1 meeting. During the year ended December 31, 2015, each of the directors attended, in person or by telephone, more than 75% of the meetings of the Board and the committees on which he or she served. We encourage our Board members to attend our Annual Meetings, but we do not have a formal policy requiring attendance. All of our then sitting Board members attended the 2015 Annual Meeting.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee currently consists of Yulong Ding, Cangsang Huang and LuLu Sun. Ms. LuLu Sun is the chairman of our Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee oversees all aspects of the Company’s corporate governance functions on behalf of the Board, including identifying individuals qualified to become directors, recommending to the Board the selection of director nominees for each meeting of the stockholders at which directors are elected and overseeing the monitoring and evaluation of the Company’s corporate governance practices. The Corporate Governance and Nominating Committee reviewed the performance of all of the current members of the Board and determined and recommended to the Board that all of the current directors should be nominated for re-election. No other candidates were recommended or evaluated. The Corporate Governance and Nominating Committee operates under a written charter, which is available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.”

Selection of Board Nominees

Our Corporate Governance and Nominating Committee is responsible for identifying, selecting and evaluating Board candidates. From a general perspective, candidates are reviewed in the context of the existing Board members, our operating requirements and the long-term interests of our stockholders. In selecting candidates for appointment or re-election to the Board, the Corporate Governance and Nominating Committee of the Board considers the following criteria: (i) personal and professional ethics and integrity, including a reputation for integrity and honesty in the business community; (ii) experience as an executive officer of companies or as a senior leader of complex organizations, including scientific, government, financial or technological organizations; (iii) financial knowledge, including an understanding of finance, accounting, the financial reporting process, and company measures for operating and strategic performance; (iv) ability to critically and independently evaluate business issues, contributing diverse perspectives or viewpoints, and making practical and mature judgments; (v) a genuine interest in the Company, and the ability to spend the time required to make substantial contributions as a director; and (vi) no conflict of interest or legal impediment that would interfere with the duty of loyalty to the Company and its stockholders. In addition, the Corporate Governance and Nominating Committee reviews the qualifications of the directors to be appointed to serve as members of the Audit Committee to ensure that they meet the financial literacy and sophistication requirements under the NASDAQ rules and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC.

Audit Committee

The Audit Committee currently consists of Yulong Ding, Cangsang Huang and LuLu Sun, each of whom is independent under NASDAQ listing standards. Mr. Huang serves as chairman of our Audit Committee.

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The Board determined that Mr. Huang qualifies as an “audit committee financial expert,” as defined by NASDAQ Rule 5605(a)(2) and Item 407 of Regulation S-K. In reaching this determination, the Board made a qualitative assessment of Mr. Huang’s level of knowledge and experience based on a number of objective and subjective factors, including formal education, financial and accounting acumen, and business experience. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to: (i) the financial reports and other financial information provided by us to the public or any governmental body; (ii) our compliance with legal and regulatory requirements; (iii) our systems of internal controls regarding finance, accounting and legal compliance that have been established by management and the Board; (iv) the qualifications and independence of our independent registered public accounting firm; (v) the performance of our internal audit function and the independent registered public accounting firm; and (vi) our auditing, accounting and financial reporting processes generally. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. In connection with its responsibilities, the Board has delegated to the Audit Committee the authority to select and hire our independent registered public accounting firm and determine their fees and retention terms. The Audit Committee’s policy is to pre-approve all audit and non-audit services by category, including audit-related services, tax services, and other permitted non-audit services. In accordance with the policy, the Audit Committee regularly reviews and receives updates on specific services provided by our independent registered public accounting firm. All services rendered by MJF and Associates, APC to the Company are permissible under applicable laws and regulations. During fiscal year 2015, all services requiring pre-approval and performed by the Company's accounting firm, MJF and Associates, APC, were approved in advance by the Audit Committee in accordance with the pre-approval policy. The Audit Committee operates under a written charter, which is available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.”

Compensation Committee

The Compensation Committee currently consists of Yulong Ding, LuLu Sun and Cangsang Huang. Mr. Yulong Ding is the chairman of our Compensation Committee. The Compensation Committee’s purpose is (i) to oversee the Company’s efforts to attract, retain and motivate members of the Company’s senior management team, (ii) to carry out the Board’s overall responsibility relating to the determination of compensation for all executive officers, (iii) to oversee all other aspects of the Company’s compensation policies, and (iv) to oversee the Company’s management resources, succession planning and management development activities. The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its duties. During fiscal year 2015, the Compensation Committee did not engage the services of any independent advisors, experts or other third parties. We believe that the functioning of our Compensation Committee complies with any applicable requirements of NASDAQ and SEC rules and regulations. The Compensation Committee operates under a written charter, which is available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.”

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All members of the Compensation Committee are independent directors. No member of our Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and no director or executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a director of the Company.

Stockholder Communication with the Board of Directors

Stockholders may communicate with the Board by writing to the attention of Mr. Jackie Shi, our Chief Financial Officer, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

Code of Ethics

We have adopted a “code of ethics” as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Exchange Act that applies to all of our directors and employees worldwide, including our principal executive officer, principal financial officer and principal accounting officer. A current copy of our Code of Business Conduct and Ethics is available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.” We intend to disclose any amendments to the Code of Business Conduct and Ethics, as well as any waivers for executive officers or directors, on our website.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information provided to us by each of the following as of April 27, 2016 (unless otherwise indicated) regarding their beneficial ownership of our common stock:

•	each person known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our directors and named executive officers;
•	each of our officers and directors that served in such capacity during 2015, but no longer served in that capacity at the end of the fiscal year; and
•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, the persons and entities named in the table below have sole voting and sole investment power with respect to the shares set forth opposite each person’s or entity’s name.

	Common Stock
	Beneficially Owned
Beneficial Owner	Number of Shares		Percent of Class
Pucheng Xin Heng Yuan Biomass Power Generation Corporation	8,766,547	(1)	10.55%
No 505, Block A, Bei Shao Men, Shi Ji Jin Yuan Residential Quarter, No. 14 Wei Yang Road
Xi'an City, Shannxi Province, China 71004

Carlyle Asia Growth Partners III, L.P.	5,506,420	(2)	6.63%
c/o The Carlyle Group
1001 Pennsylvania Avenue, NW, Suite 220 South
Washington, DC 20004-2505

Superb Growth Holding Limited	8,033,779	(3)	9.67%
Room 1301, #5-3, Zuo An Pu Yuan, Zuo An Men Nei Street
Chong Wen District, Beijing

Guohua Ku	31,879,074	(4)	38.37%

Bohan Zhang	1,700		*

Jackie Shi	—		—

Xiaoshan He	93,543		*

Geyun Wang	100,578		*

Cangsang Huang	40,000	(5)	*

Yulong Ding	—		—

LuLu Sun

David Chong	200,000	(6)	—

All executive officers and directors as a group (9 persons)	32,114,895	(7)	38.65%

*	Less than one percent (1%) of outstanding shares.

(1)	Our wholly-owned subsidiary, Xi’an TCH entered into a Biomass Power Generation Asset Transfer Agreement (the “Transfer Agreement”) with Pucheng Xin Heng Yuan Biomass Power Generation Corporation, a limited liability company incorporated in the PRC. The Transfer Agreement provided for the transfer and sale, from Pucheng Xin Heng Yuan Biomass Power Generation Corporation to Xi'an TCH, of a set of 12MW biomass power generation systems. As consideration for the biomass power generation systems, Xi'an TCH agreed to pay Pucheng Xin Heng Yuan Biomass Power Generation Corporation RMB 100,000,000 (approximately $16.48 million) in the form of 8,766,547 shares of our Common Stock, at a price per Share of $1.87. The price per share was based on the closing price of our Common Stock on September 5, 2013 ($1.88). The shares were issued to Pucheng Xin Heng Yuan Biomass Power Generation Corporation on October 29, 2013. Mr. Xueyi Dong is the sole shareholder of Pucheng Xin Heng Yuan Biomass Power Generation Corporation and is the beneficial owner (i.e., exercises all investment discretion and voting control) of the shares owned by Pucheng Xin Heng Yuan Biomass Power Generation Corporation.

(2)	The amount shown and the following information are derived from Amendment No. 12 to the Schedule 13D filed with the SEC on December 31, 2015 jointly by (i) Carlyle Group Management L.L.C., a Delaware limited liability company, (ii) The Carlyle Group, L.P., a Delaware limited partnership, (iii) Carlyle Holdings II GP L.L.C., a Delaware limited liability company, (iv) Carlyle Holdings II L.P., a Quebec societé en commandite, (v) TC Group Cayman Investment Holdings, L.P., a Cayman Islands entity, (vi) TC Group Cayman Investment Holdings Sub, L.P., a Cayman Islands entity, (vii) CAGP Ltd., a Cayman Islands exempt company, (viii) CAGP General Partner, L.P., a Cayman Islands exempt limited partnership, (ix) Carlyle Asia Growth Partners III, L.P., a Cayman Islands exempt limited partnership (“Asia Growth”), (x) DBD Cayman Holdings, Ltd., a Cayman Islands entity, (xii) DBD Cayman, Ltd., a Cayman Islands entity, and (xiii) TCG Holdings Cayman II, L.P., a Cayman Islands entity. According to the amended Schedule 13D, Carlyle Asia Growth Partners III, L.P. and CAGP III Co-Investment, L.P. are the record holders of 5,271,988 and 234,432 shares, respectively, of Common Stock of China Recycling Energy Corporation. Carlyle Group Management L.L.C. is the general partner of The Carlyle Group L.P., which is a publicly traded entity listed on NASDAQ. The Carlyle Group L.P. is the managing member of Carlyle Holdings II GP L.L.C., which is the general partner of Carlyle Holdings II L.P., which is the general partner of TC Group Cayman Investment Holdings, L.P., which is the general partner of TC Group Cayman Investment Holdings Sub L.P., which is the sole shareholder of CAGP, Ltd., which is the general partner of CAGP General Partner, L.P., which is the general partner of each of Carlyle Asia Growth Partners III, L.P. and CAGP III Co-Investment, L.P. Accordingly, each of Carlyle Group Management L.L.C., The Carlyle Group L.P., Carlyle Holdings II GP L.L.C., Carlyle Holdings II L.P., TC Group Cayman Investment Holdings, L.P., TC Group Cayman Investment Holdings Sub L.P., CAGP, Ltd. and CAGP General Partner, L.P. may be deemed to share beneficial ownership of the shares of the common stock owned of record by each of Carlyle Asia Growth Partners III, L.P. and CAGP III Co-Investment, L.P.

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(3)	On June 28, 2014, Xi’an TCH, a wholly owned subsidiary of the Company entered into an Asset Transfer Agreement (the “Transfer Agreement”) with Qitaihe City Boli Yida Coal Selection Co., Ltd. (the “Seller”), a limited liability company incorporated in China. The Transfer Agreement provided for the sale to Xi’an TCH of a 15 MW coke oven gas power generation station which has been converted from a 15 MW coal gangue power generation station (the "Transfer Asset") from the Seller. As consideration for the Transfer Asset, Xi’an TCH paid to the Seller RMB 115,000, 000 (approximately $18,690,677) in the form of the common stock shares of the Company at the average closing price per share of the Stock for the 10 trading days prior to the closing date of the transaction (the "Shares"). On August 20, 2014, the Seller notified the Company to issue Shares to its designated party Superb Growth Holding Limited.

(4)	On August 27, 2014, the Company entered into a Share Purchase Agreement (the “Agreement”) with Mr. Guohua Ku, a Chinese citizen, major shareholder, Chairman and Chief Executive Officer of this Company. Pursuant to the Agreement, the Company issued and sold to Mr. Ku, and Mr. Ku purchased from the Company 13,829,074 shares of common stock of the Company (the "Shares"). The purchase price per share for the Shares is the average closing price quoted on the NASDAQ Global Market for the common stock of the Company for 15 trading days prior to the effective date of the Agreement ($1.37 per share). Mr. Ku's stock options to purchase 486,667 shares of the Company's common stock was not exercised and has expired in August 2015.

(5)	40,000 shares issuable upon the exercise of options.

(6)	Mr. David Chong resigned as Chief Financial Officer and Secretary of the Company on May 5, 2015. As of May 5, 2015, 200,000 shares are held by Sino Way Limited, 100% of the shares of which are owned by Mr. Chong

(7)	Includes 32,074,895 shares held directly and 40,000 shares issuable upon the exercise of options. Excluding 200,000 shares held by Mr. Chong who resigned in May, 2015.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation earned during the years ended December 31, 2015 and 2014, by those individuals who served as our Chief Executive Officer, or Chief Financial Officer during any part of fiscal year 2015 or any other executive officer with total compensation in excess of $100,000 during fiscal year 2015. The individuals listed in the table below are referred to as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Guohua Ku (1)	2015	17,876	--	--	Nil	--	--	--		17,876
Chief Executive Officer
and Chairman of the Board	2014	17,876	--	--	Nil	--	--	--		$17,876

Jackie Shi (2)	2015	19,723	--	--	Nil	--	--	--		19,723
Chief Financial
Officer and Secretary	2014	N/A	--	--	Nil	--	--	--	$	N/A

David Chong (3)	2015	9,245			Nil					9,245
Chief Financial Officer and
Secretary	2014	90,900			Nil					90,900

(1)	Guohua Ku was appointed as Chief Executive Officer of the Company on December 10, 2008.
(2)	Jackie Shi was appointed as Chief Financial Officer and Secretary of the Company on May 7, 2015.
(3)	David Chong resigned as Chief Financial Officer and Secretary of the Company on May 5, 2015.

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Narrative to Summary Compensation Table

In fiscal year 2015, the primary components of our executive compensation programs were base salary and equity compensation. We use base salary to fairly and competitively compensate our executives, including the named executive officers, for the jobs we ask them to perform. We view base salary as the most stable component of our executive compensation program, as this amount is not at risk. We believe that the base salaries of our executives should be targeted at or above the median of base salaries for executives in similar positions with similar responsibilities at comparable companies, consistent with our compensation philosophy. Because of our emphasis on performance-based compensation for executives, base salary adjustments are generally made only when we believe there is a significant deviation from the market or an increase in responsibility. Our Compensation Committee reviews the base salary levels of our executives each year to determine whether an adjustment is warranted or necessary.

Employment Contracts

Mr. Guohua Ku entered into an employment agreement with the Company to serve as its CEO on December 10, 2008. The agreement had a two-year term, starting December 10, 2008, that included a one-month probationary period. In accordance with the terms and conditions of Mr. Ku’s employment agreement, on December 10, 2010, and, more recently, on December 10, 2014, the Company and Mr. Ku agreed to renew Mr. Ku’s employment agreement for an additional two-year term. Mr. Ku receives a salary of $17,876 annually for his service as CEO. The Company may terminate the employment agreement at any time without any prior notice to the employee if Mr. Ku engages in certain conduct, including, but not limited to (i) the violation of the rules and procedures of the Company or breaches the terms of the employment agreement; (ii) neglecting his duties or engages in malpractice for personal gain that damages the Company; (iii) entering into an employment relationship with any other employer during his employment with the Company; or (iv) the commission of a crime. The Company also may terminate the employment agreement upon 30 days written notice to Mr. Ku under certain other conditions, including but not limited to (i) inability to continue position due to non-work-related sickness or injury; (ii) incompetence; and (iii) the need for mass layoffs or other restructuring. Mr. Ku has the right to resign at any time upon a 30 days written notice to the Company.

In connection with his appointment as Chief Financial Officer and Secretary, the Company entered into an employment agreement with Mr. Shi on May 7th, 2015. The employment agreement provides that Mr. Shi will receive compensation in the amount of RMB 16,000 (approximately $2,581) per month plus stock options for no less than 200,000 shares of common stock of the Company each year to be issued under the China Recycling Energy Corporation Omnibus Equity Plan (the “Plan”) with the detailed terms of the options to be determined by the Compensation Committee of the Board and the Board of Directors of the Company in the future when and upon the approval of the Plan by the stockholders of the Company at its annual meeting on June 19, 2015. The term of the employment agreement is for two years, starting on May 16th, 2015. The shareholders approved China Recycling Energy Corporation Omnibus Equity Plan at the annual meeting on June 19, 2015 and the Compensation Committee has not granted any stock options to Mr. Shi as of April 27, 2016.

Nonstatutory Stock Option Plan – Equity Compensation

In August, 2008 and November, 2009, the Company granted certain employees stock options under the Company’s 2007 Non-Statutory Stock Option Plan, which was later amended and restated in 2010, to acquire 3,000,000 shares of the Company’s common stock. The options had a life of five years and the options granted in 2008 and 2009 expired in 2013 and 2014. On August 13, 2010, the Company granted 2,200,000 options to acquire the Company’s common stock at $3.05 per share to 36 managerial and non-managerial employees as new equity awards pursuant to the Company's Amended and Restated 2007 plan. According to the vesting terms, the options granted were divided into three tranches, (i) 1/3 (one third) of the total number of shares subject to the options were to vest and become exercisable if the Company met its minimum revenue and earnings goals in the Company’s guidance for 2010 as delivered in its earnings releases and/or conference calls in the first quarter of 2010, such vesting to occur immediately upon completion of the annual audit confirming the financial results for 2010; and (ii) an additional 1/3 (one third) of the total number of shares subject to the options were to vest and become exercisable if the Company met certain financial goals of 2011 as set out and decided by the Compensation Committee, such vesting to occur immediately upon the Compensation Committee’s determination that the Company had met such goals for 2011; and (iii) the remaining 1/3 (one third) of the total number of shares subject to the options were to vest and become exercisable if the Company met certain financial goals of 2012 as set out and decided by the Compensation Committee, such vesting to occur immediately upon the Compensation Committee’s determination that the Company had met such goals for 2012. The options could only be exercised to the extent that such options became vested and exercisable. The Company did not meet the financial goals of 2012 and 2011; accordingly, the second and third tranches (two-thirds of the total number of 2,200,000 options) were forfeited.

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The vesting terms of options granted under the 2007 Plan are subject to certain nonstatutory stock option agreements. The exercise price of each option granted under the 2007 Plan is at least 100% of the fair market value of a share of our common stock on the date of grant. For purposes of option awards, fair market value of a share of our common stock means the closing sale price of a share of our common stock on the relevant date on the principal exchange on which the common stock is then listed or admitted to trading. If no reported sale of common stock takes place on the relevant date on the principal exchange, then the reported closing asked price of a share of our common stock on such date on the principal exchange shall be the fair market value. If our common stock is not at the time listed or admitted to trading on a stock exchange, the fair market value of a share of our common stock means between the lowest reported bid price and highest reported asked price of a share of our common stock on the relevant date in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Board or the Compensation Committee and regularly reporting the market price of a share of our common stock. If our common stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the Board shall determine the fair market value in good faith.

The Company’s 2007 Non-Statutory Stock Option Plan expired in November, 2012.

In June of 2015, the stockholders of the Company approved the China Recycling Energy Corporation Omnibus Equity Plan (the “2015 Equity Plan”) at its annual meeting. The total aggregate shares of common stock authorized for issuance during the term of the 2015 Equity Plan is 12,462,605 shares. The 2015 Equity Plan will terminate on the earliest to occur of (i) the 10th anniversary of the Equity Plan's effective date, or (ii) the date on which all shares available for issuance under the Equity Plan shall have been issued as fully-vested shares.

Potential Payments Upon Termination or Change of Control

Employment Agreements

Certain of our executive officers, including our CEO, have an employment agreement with the Company. Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, as defined in the agreement, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty pursuant to the employment agreement.

2007 Plan

On August 13, 2010, the Company granted 2,200,000 options to acquire the Company’s common stock at $3.05 per share to 36 managerial and non-managerial employees as new equity awards pursuant to the Corporation’s Amended and Restated 2007 plan. According to the vesting terms, the options granted were divided into three tranches, (i) 1/3 (one third) of the total number of shares subject to the options shall vest and become exercisable if the Company meets its minimum revenue and earnings goals in the Company’s guidance for 2010 as delivered in its earnings releases and/or conference calls in the first quarter of 2010, such vesting to occur immediately upon completion of the annual audit confirming the financial results for 2010; and (ii) an additional 1/3 (one third) of the total number of shares subject to the options shall vest and become exercisable if the Company meets certain financial goals of 2011 which will be set out and decided by the Compensation Committee, such vesting to occur immediately upon Compensation Committee’s determination that the Company has met such goals for 2011; and (iii) the remaining 1/3 (one third) of the total number of shares subject to the options shall vest and become exercisable if the Company meets certain financial goals of 2012 which is set out and decided by the Compensation Committee, such vesting is to occur immediately upon Compensation Committee’s determination that the Company has met such goals for 2012. The options may only be exercised to the extent that such options have become vested and exercisable.

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As of December 31, 2012 and 2011, the Company did not meet the financial goals of 2012 and 2011; accordingly, the second and third tranche (two thirds of the total number of 2,200,000 options) was forfeited.

The options have a life of five years. The FV of the options was calculated using the following assumptions; estimated life of five years, volatility of 92%, risk free interest rate of 3.54%, and dividend yield of 0%. Each tranche of the options is deemed to be independent of the others. Therefore, the FV of the first tranche of options was expensed during 2011; the second and third tranche of options were forfeited due to the non-achievement of established financial benchmarks. The options granted pursuant to the 2007 Plan expired in August 2015 and all such options have been cancelled.

2015 Plan

In June of 2015, the stockholders of the Company approved the China Recycling Energy Corporation Omnibus Equity Plan (the “2015 Equity Plan”) at its annual meeting. The total aggregate shares of common stock authorized for issuance during the term of the 2015 Equity Plan is 12,462,605 shares. The 2015 Equity Plan will terminate on the earliest to occur of (i) the 10th anniversary of the Equity Plan's effective date, or (ii) the date on which all shares available for issuance under the Equity Plan shall have been issued as fully-vested shares. No share or option has been granted to any executive officers under the 2015 Equity Plan as of December 31, 2015

NON-EMPLOYEE DIRECTOR COMPENSATION

Non-Employee Director Compensation

The following table sets forth certain information regarding the compensation earned by or awarded during the 2015 fiscal year to each of our non-executive directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)

Cangsang Huang (3)	18,000	--	9,390	--	--	--	27,390

Yulong Ding	24,000	--		--	--	--	24,000

LuLu Sun (3)	10,000	--		--	--	--	10,000

(1)

On October 12, 2015, the Company granted our director Mr. Cangsang Huang an option to purchase 40,000 shares of Common Stock of the Company at an exercise price of $1.02 per share under the 2015 Equity Plan. The amounts in these columns reflect the full grant date fair value of option awards for the year ended December 31, 2015, in accordance with ASC Topic 718.

(2)

In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill level required to serve as a director and manage the affairs of the Company. Each non-employee director receives a monthly Board fee of $2,000. Non–employee directors do not receive additional fees for attendance at Board or Board committee meetings or for serving on Board Committees. An option to purchase 40,000 shares of Common Stock of the Company was granted Mr. Cangsang Huang in October, 2015. The option award granted to Mr. Huang vested immediately on the date of grant. There were no stock option exercises by non-employee directors in fiscal year 2015. The aggregate number of option awards outstanding, as of December 31, 2015, for each of the non-employee directors was as follows:

Name	Options
Yulong Ding	0
Cangsang Huang	40,000
LuLu Sun	0

(3)	Mr. Cangsang Huang was appointed to the Board on March 31, 2015 and Ms. LuLun Sun was appointed to the Board on August 5, 2015.

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EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information with respect to shares of our common stock that may be issued under the 2015 Plan, as of December 31, 2015:

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options		Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	40,000	$		12,422,605
Equity compensation plans not approved by security holders	--		--	--
Total	40,000	$		12,422,605

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has not implemented a written policy concerning the review of related party transactions; however, the Company’s policy is that the Audit Committee must review related party transactions and Board must approve all related party transactions. Further, all material related party transactions will be made or entered into on terms that are no less favorable to us than can be obtained from unaffiliated third parties.

A “related party transaction” is a transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which the Company (including any of our subsidiaries) was, is or will be a participant, the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect interest.

For fiscal year ended December 31, 2015, the Company was involved in the following related party transactions:

During the year ended December 31, 2015, the Company received RMB 30.47 million ($4.89 million) in interest income for the sales-type lease of the Pucheng BMPG systems from Pucheng Xin Heng Yuan Biomass Power Generation Corporation, whose major shareholder became a shareholder of CREG through the issuance of the Company’s common stock to this shareholder in exchange for transferring a coal power generation system to CREG for transformation to a biomass power generation system.

During the year ended December 31, 2015, the Company received RMB 33.34 million ($5.35 million) in interest income for the sales-type lease of the Yida WGPG system from Qitaihe City Boli Yida Coal Selection Co., Ltd., whose major shareholder became a shareholder of CREG through the issuance of the Company’s common stock to this shareholder for transferring the old system to CREG for WGPG system transformation.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has furnished the following report on its activities during the fiscal year ended December 31, 2015. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

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The primary function of the Audit Committee is to assist the Board in its oversight and monitoring of our financial reporting and auditing process. The Audit Committee charter sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee charter is available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.” For fiscal year 2015, the Audit Committee was comprised of Cangsang Huang (Chairman), Lulu Sun, and Yulong Ding, each of whom is independent under applicable SEC and NASDAQ listing standards.

Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

In 2015, the Audit Committee held 4 meetings. Representatives of MJF and Associates, APC, our independent registered public accounting firm, attended each meeting of the Audit Committee that involved the discussion of financial statements. The Audit Committee reviewed and discussed with management and MJF and Associates, APC, our independent registered public accounting firm, our audited financial statements for the year ended December 31, 2015 and discussed MJF and Associates, APC’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (which superseded Statement on Auditing Standards No. 61), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations.

The Audit Committee also received the written disclosures and the letter from MJF and Associates, APC required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence from our management and has discussed with MJF and Associates, APC its independence. The members of Audit Committee considered whether the services provided by MJF and Associates, APC, for the year ended December 31, 2015, are compatible with maintaining their independence. The Board has delegated to the Audit Committee the authority to approve the engagement of our independent registered public accounting firm.

Based upon its review of the audited financial statements and the discussions noted above, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

Audit Committee:

Cangsang Huang (Chairman)

Yulong Ding

LuLu Sun

PROPOSAL No. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT registered public accounting firm

The Audit Committee, in accordance with its charter and authority delegated to it by the Board, has appointed the firm of MJF and Associates, APC to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2016, and the Board has directed that such appointment be submitted to our stockholders for ratification at the 2016 Annual Meeting. MJF and Associates, APC has served as our independent registered public accounting firm since February 15, 2015 and is considered by our Audit Committee to be well qualified. If the stockholders do not ratify the appointment of MJF and Associates, APC, the Audit Committee will reconsider the appointment.

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Representatives of MJF and Associates, APC will participate in the 2016 Annual Meeting by phone and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions from stockholders.

The Board, upon the recommendation of the Audit Committee, recommends that the stockholders vote “FOR” THE APPROVAL AND RATIFICATION of MJF and Associates, APC as our independent registered public accounting firm FOR FISCAL YEAR ENDING DECEMBER 31, 2016.

principal accountant fees and services

Audit and Non-Audit Fees

Aggregate fees and expenses for professional services rendered for us by MJF and Associates, APC for the fiscal years ended December 31, 2015 and 2014 are set forth below. The aggregate fees and expenses included in the Audit category are fees and expenses billed for the fiscal years for the integrated audit of our annual financial statements and review of our interim financial statements and statutory and regulatory filings. The aggregate fees and expenses included in each of the other categories are fees and expenses billed in the fiscal years.

	Fiscal Year 2015	Fiscal Year 2014
Audit Fees	277,744.95	$279,112.88
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total	277,744.95	$279,112.88

Audit Fees for the fiscal years ended December 31, 2015 and 2014 were for professional services rendered for the audit of our annual financial statements and of our internal control over financial reporting and quarterly review of the financial statements included in our Quarterly Reports on Form 10-Q.

Audit-Related Fees are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, which include audits in connection with acquisitions.

Tax Fees are fees billed by the independent accountant for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees.  are fees billed by the independent accountant for products and services not included in the foregoing categories.

The Audit Committee of the Board of Directors has determined that the provision of these services is compatible with the maintenance of the independence of MJF and Associates, APC.

Pre-approval Policies and Procedures

The Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. The pre-approval policy is detailed as to the particular service or category of services and is subject to a specific budget. The services include the engagement of the independent registered public accounting firm for audit services, audit-related services, and tax services.

If we need to engage the independent registered public accounting firm for other services, which are not considered subject to the general pre-approval as described above, then the Audit Committee must approve such specific engagement as well as the projected fees. If the timing of the project requires an expedited decision, then the Audit Committee has delegated to the Chairman of the Committee the authority to pre-approve such engagement, subject to fee limitations. The Chairman must report all such pre-approvals to the entire Audit Committee for ratification at the next Audit Committee meeting.

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Proposal No. 3--ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we provide our stockholders a non-binding, advisory vote to approve the compensation of our named executive officers. This vote is sometimes referred to as a “say-on-pay vote.” Although this advisory vote is nonbinding, the Compensation Committee of our Board will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

As described in more detail above, our executive compensation program is comprised principally of salary, equity and performance-based cash compensation, designed to: (i) attract, motivate and retain key executives who are critical to our success, (ii) align the interests of our executives with stockholder value and our financial performance and (iii) achieve a balanced package that would attract and retain highly qualified senior officers and appropriately reflect each such officer’s individual performance and contributions. In addition, the Company regularly reviews its compensation program and the overall compensation package paid to each of its senior executives to assess risk and to ensure that the program is structured appropriately in order to obtain our strategic goals.

Before you vote on the resolution below, please read the entire “Executive Compensation” section, including the tables, together with the related narrative disclosure and footnotes, beginning on page 11 of this Proxy Statement. Note, as a “smaller reporting company,” we are obligated to provide compensation disclosures pursuant to Item 402 (m) through (q) of Regulation S-K promulgated under the Security Exchange Act of 1934 (“Regulation S-K”). Even though, as a smaller reporting company, we are exempt from compensation discussion and analysis by the executive compensation requirements of Item 402(b) of Regulation S-K, we continue to elect to provide information regarding our objectives and practices regarding executive compensation in order to give our stockholders transparency into our compensation philosophy and practices.

For the reasons provided, the Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that stockholders approve the compensation paid to our named executive officers as disclosed in this Proxy Statement pursuant to Item 402(m) through (q) of Regulation S-K (which includes the compensation tables and related narrative discussion).”

The Board recommends that the stockholders vote “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS as described in this proxy statement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Based solely on our review of the copies of these reports and on information provided by the reporting persons, we believe that all filing requirements of Section 16(a) of the Exchange Act were timely complied with during the fiscal year ended December 31, 2015, except for the following: (i) Mr. Cangsang Huang did not file on time the Form 3 after his appointment to the Board on March 31, 2015; (ii) Mr. Cangsang Huang did not file on time the Form 4 after he was granted an option to purchase 40,000 shares of Common Stock of the Company at an exercise price of $1.02 per share on October 12, 2015; and (iii) Ms. LuLu Sun did not file on time the Form 3 after her appointment to the Board on August 5, 2015.

STOCKHOLDER PROPOSALS

Stockholders may present proper proposals for inclusion in the proxy statement and form of proxy for our 2017 Annual Meeting by submitting their proposals to us in a timely manner and in accordance with rules and regulations promulgated under our Bylaws and the Exchange Act. Advance notice of a stockholder’s proposal must be delivered to our Chief Financial Officer, Jackie Shi, at our principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China, on or before January 4, 2017. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by our Bylaws, the Exchange Act and the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

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ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Mr. Jackie Shi, our Chief Financial Officer, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guan Zheng Jie, Xi’an City, Shaanxi Province, 710068 China, or on the SEC’s internet website at www.sec.gov.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

Our Board knows of no matters other than those referred to in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. However, if any other matter should be properly presented for consideration and voting at the 2016 Annual Meeting, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in our best interest.

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YOUR VOTE IS IMPORTANT

You are cordially invited to attend the 2016 Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions by mail. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the 2016 Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

By Order of the Board of Directors.

/s/ Guohua Ku

Guohua Ku

Chief Executive Officer and

Chairman of the Board of Directors

Xi’an City, Shaanxi Province, China

April 29, 2016

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VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except
The Board of Directors recommends you vote FOR the following:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01 Guohua Ku 02 Cangsang Huang 03 LuLu Sun 04 Yulong Ding 05 Geyun Wang

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2 Ratify the appointment of MJF and Associates, APC as independent registered public accounting firm for fiscal 2016.	☐	☐	☐
3 To approve, by non-binding vote, compensation of the company's named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CHINA RECYCLING ENERGY CORPORATION

The undersigned hereby appoints Guohua Ku and Jackie Shi, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of China Recycling Energy Corporaton Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareowners of the Company to be held June 27, 2016 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000291948_2 R1.0.1.25